UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2010

Conn’s, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50421 (Commission File Number)	06-1672840 (IRS Employer Identification No.)

3295 College Street Beaumont, Texas (Address of principal executive offices)	77701 (Zip Code)

Registrant’s telephone number, including area code:  (409) 832-1696

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On October 29, 2010, Conn Appliances, Inc. (“CAI”) and Conn Funding II, L.P. (“Funding”), wholly-owned subsidiaries of Conn’s, Inc. (the “Company”), entered into the Fifth Amendment to Servicing Agreement effective October 29, 2010 (the “Fifth Amendment”), with Wells Fargo Bank, National Association (“WFB”), amending and modifying the Servicing Agreement dated September 1, 2002, among CAI, as servicer, Funding, as issuer, and WFB, as trustee, relating to the Company’s asset-backed securitization facilities.

The Fifth Amendment has the effect of deferring the date (from October 29, 2010, to November 30, 2010) by which CAI’s independent public accountants must complete the required semi-annual agreed upon procedures report and provide the results of such procedures to the trustee and noteholders under the securitization facilities.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Exhibit Title
10.1	Fifth Amendment to Servicing Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN’S, INC.

Date: November 4, 2010	By:	/s/ Michael J. Poppe
	Name:	Michael J. Poppe
	Title:	Chief Financial Officer

Exhibit 10.1    Fifth Amendment to Servicing Agreement